Exhibit 99.1

Chinaplas Conference April 26, 2006 The "New" Kraton George Gregory Chief Executive Officer Kraton Polymers

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton Kraton is a registered trademark of Kraton Polymers LLC and its subsidiaries

Introduction to KRATON Polymers End Use Applications KRATON Background Inventor and world's leading producer of styrenic block copolymers ("SBCs") Serves a diverse set of end- use applications Sells to over 700 customers in 60 countries Produces over 1,000 products from six plants located around the world 3

Kraton

KRATON Value Chain

RAW MATERIALS	PRODUCTS	CUSTOMER VALUE	END-USE APPLICATIONS
Styrene	**KRATON D** Unhydrogenated SBC SBS SIS	Stretch	Consumer Goods
Butadiene	**KRATON G** Hydrogenated SBC SEBS SEPS	Soft-Touch Grip	Personal Care
Isoprene	Isoprene Rubber And Latex	Adhesion	Adhesives
		Strength	Sealants/Coatings
		Durability	Packaging
		Thickening	Paving
			Roofing
			Medical
			Automotive
			Footwear

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The Market Leader USBC (KRATON D) Market Share HSBC (KRATON G) Market Share Source: KRATON estimates Kraton Next Largest Competitor Index 2.8 1 0 1 2 3 Market Share Index Kraton Next Largest Competitor

The Leader in our Core Markets Based on 2005 sales * excluding High Styrenics Market Position KRATON Revenue Mix(1) Selected Applications Flexible materials Soft-Grip Consumer Products Automotive components Compounding Channels #1 15% Adhesives for specialty tapes Adhesives applied to labels Sealants and Coatings Adhesives, Sealants, and Coatings #1 32% Roofing materials Road surfaces Paving & Roofing #1 32% Impact resistant plastics Medical / PVC-Replacement Multi-layered Films Packaging & Films 7% #1* Diapers Cosmetics / Oil Gels Personal Care 7% #1 Core Markets

North Am Europe Asia Pac % Industry 0.3 0.3 0.4 Global Sales Coverage Industry Revenues by Region ('04) Americas 29% Europe 30% Asia Pacific 41% North Am Europe Asia Pac % Industry 0.5 0.36 0.14 KRATON Revenue by Region ('05) Americas 50% Europe 36% Asia Pacific 14% Rest of world accounts for less than 1% of global revenue Source: KRATON estimates 7

Global Production Capabilities Six manufacturing facilities and five R&D centers strategically located near global customers Houston, Texas U.S. Global Headquarters R&D Center Belpre, Ohio U.S. Manufacturing Facility Amsterdam, Netherlands R&D Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium R&D Center Wesseling, Germany Manufacturing Facility Kashima, Japan R&D Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil R&D Center Manufacturing Facility

The Innovation Leader Leading innovator with new products introduced within the past 5 years generating > 30% of Kraton's revenue Extensive patent portfolio Strong pipeline of new products and applications for future growth Revenue Composition Existing Products <70% New Products >30% Patents Pending Patents (505) Granted Patents (940)

2001 2002 2003 2004 2005 265 271 290 315 328 34 42 34 31 25 299 313 324 346 353 2001 2002 2003 2004 2005 617 628 703 807 976 Volume kT 4% 299 313 324 346 353 6% Non-Core Segments Core Segments $MM Revenue 617 628 703 807 976 299 313 324 346 353 12% 12% Strong Consistent Growth

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton Kraton is a registered trademark of Kraton Polymers LLC and its subsidiaries

The History of Kraton – Key Milestones



1961
1964
1965
1967
1971
1972
1974
1979
1982
1989
1994
1996
2001
2003
Invention of first viable SBS polymers
First trial of KRATON products in footwear
First trial production of KRATON D polymers at Torrance, California
Commercial announcement for KRATON 101
First introduction of KRATON products in adhesives
First SBS trial for roofing applications
Belpre, Ohio SBS plant start-up
First KRATON G products commercialized from Torrance
KRATON D plant commissioned at Wesseling, Germany
Start-up of Belpre, Ohio SEBS plant
KRATON D plant commissioned at Berre, France
Second KRATON G unit added at Belpre, Ohio
KRATON JSR joint venture begins production in Japan
KRATON D production begins in plant at Pernis, the Netherlands
KRATON G production begins in plant at Berre, France
KRATON D production begins in plant at Paulinia, Brazil
Acquisition by Ripplewood; separation from Shell Chemicals
Acquisition by Texas Pacific Group

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In 1964, Kraton D polymer is added to leisure shoes, making shoe soles lighter and improving traction versus PVC Kraton Polymers launches several grades of Kraton D, featuring fast production and recycle capabilities 1960's: Footwear - The First Kraton Application

1970's: Revolutionalizing Pressure Sensitive Adhesives Kraton Polymers launches a new hot melt adhesive technology featuring SIS Kraton D polymers Kraton G polymer is launched, which increases durability and flexibility of products while extending UV and thermal stability

1980's: Bringing Innovation to Roads Worldwide Kraton polymer is added to bitumen in roads, increasing durability and improving rutting and low temperature cracking resistance Kraton D polymer is accepted globally as the preferred modifier for bitument used in roofing products

1990's: Kraton Launches Soft Touch Technology Kraton Polymers introduces "soft touch" to the market for all types of end-use products, including grips for sporting goods, power tools, and personal care items Kraton G polymer compounds are used in elastic components of disposable diapers to provide comfort, stretch, and fit

Kraton Today Almost $1B in Revenue 353 kT of global SBC sales World Headquarters in Houston, TX - 890 employees worldwide 6 Manufacturing plants worldwide Produces more than 1000 products across Kraton D, G, and IR polymers and compounds More than 700 customers in 60 countries 5 Core business segments Paving and Roofing Adhesives, Sealants, and Coatings Compounding Channels Packaging and Films Personal Care

Agenda Introduction to Kraton Kraton Yesterday and Today The New Kraton Kraton is a registered trademark of Kraton Polymers LLC and its subsidiaries

The New Kraton - Vision 19 The leading global performance polymer company that delivers breakthrough products for innovative customers to win

Our New Logo and Brand Promise Our New Logo and Brand Promise

Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Our "6 color" logo scheme communicates our values Teamwork Problem Solving Resilience Relationships Results Integrity

New Kraton Strategies Innovation Growth Quality Execution Bring breakthrough innovations to the marketplace by working in collaboration with our leading-edge partners Expand into new markets, applications, and businesses by leveraging our capabilities to create significant value for our customers Constantly provide our customers with the best quality and service in the industry Build sustainable competitive advantage by developing world-class capabilities and executing with excellence

Quality 23 "Defect Free Delivery" - six sigma approach Best-in-class Technology Dedicated quality professionals throughout the organization Local QA, finishing, and technical support

IR Latex Kraton S PVC Replacement New Adhesives ERS Polymers Technology Breakthrough Ideal combination of the right polyisoprene structure with a complex emulsification process Key Applications Surgical Gloves Catheter Balloons Adhesives Key Features and Benefits Properties matching and improving on natural rubber latex Synthetic consistent material bypassing Type I Allergy risk of natural rubber latex Spotlight on Innovation - IR Latex

Spotlight on Innovation – Kraton S (SIBS)

- IR Latex
- **Kraton S**
- PVC Replacement
- ERS Polymers
- New Adhesives

Technology Breakthrough

- Controlled distribution of monomers (isoprene and butadiene) in the midblock
- Hot-melt stability
- Lower glass transition temperature for the rubber phase

Key Applications

- Tapes and Labels
- Non-wovens
- Performance and Specialty PSA's

Key Features and Benefits

- Total system cost advantage vs. SIS based adhesives
- Stable melt viscosity
- Sprayability
- Compatibility and miscibility (with SIS and SBS)
- Improved low temperature tack vs. SIS

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Kraton

Spotlight on Innovation – PVC Replacement

- IR Latex
- Kraton S
- **PVC Replacement**
- ERS Polymers
- New Adhesives

Technology Breakthrough

- Material that has similar appearance and feel of flexible PVC without the addition of plasticizers.
- Polymers available in viscosities suited to blown and cast film processes, as well as molding and other extrusion processes.

Key Applications

- Flexible packaging including; medical films and cling films suited to IV Bags and food wrap.
- Injection molded parts for medical devices and coextruded medical tubing.

Key Features and Benefits

- Compatible with polyolefins giving clarity, flexibility, tear resistance and toughness to polypropylene while maintaining heat seal properties.
- When combined with polypropylene has the heat resistance necessary for sterilization processes.

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Kraton

Spotlight on Innovation – ERS Polymers

- IR Latex
- Kraton S
- PVC Replacement
- **ERS Polymers**
- New Adhesives

Technology Breakthrough

- KRATON G Enhanced Rubber Segment (ERS) polymers feature unique softer rubber segment and precision tailored polymer structures.

Key Applications

- Thin and difficult to mold parts
- Transparent compounds
- Overmold compounds

Key Features and Benefits

- Improved compatibility with polypropylene
- Enhanced clarity in PP compounds
- High melt flow
- Softer compounds

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Spotlight on Innovation – New Adhesive Films

- IR Latex
- Kraton S
- PVC Replacement
- ERS Polymers
- **New Adhesives**

Technology Breakthrough

- Free flowing adhesive compounds
- Co-extruded Adhesives - Coating Step elimination
- Controllable tack and removability
- Cost improvement vs. competitive systems

Key Applications

- Adhesive Protective Films
- Specialty and RFID Labels
- Automotive
- Reclosable systems

Key Features and Benefits

- Broad range of tack and adhesion
- Tailored adhesion to polar and non-polar substrates
- Heat sealable above 100oC for high bond strength
- Excellent optical clarity and weatherability

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Areas of Interest - Future Innovations 29 Improved Asphalt Modification Foaming Applications (automotive, sound) Medical Applications (surgical gloves, medical bags and tubes, etc..) New Packaging and Adhesive Films Fiber Applications

Execution with Excellence 30 Lean 6 sigma (LSS) implementation Operational excellence across the globe Values and compliance Global supply chain Cost competitiveness Superior Supplier Performance

Asia is the largest and fastest growing market for both USBCs and HSBCs China leads Asian USBC consumption and will soon be the largest HSBC consumer All of Kraton's core segments in USBC's and HSBC's are expected to grow rapidly Most of Kraton's largest customers have aggressive growth plans in Asia Kraton will continue to invest in Asia Pacific Source: Kraton management estimates Growth - Asia Pacific

Kraton in the Asia Pacific Region Kraton in the Asia Pacific Region

New Commitments to Asia-Pacific 33 Multi-Functional Customer Service Center (Q1 2007) Two Components: Distribution Center and Technical Center Distribution Center will include: Storage, packaging, and limited finishing for Kraton D, G, and IR products Improved product availability, reduced order lead times, optimized logistics, and higher overall service levels for Asia-Pacific Technical Center will provide: Product testing, quality assurance, customer service, and targeted product development Kraton will maintain its technical center in Tsukuba, Japan

New Commitments to Asia-Pacific 34 30,000 tpa Hydrogenated SBC facility in the Asia-Pacific region State-of-the-art technology for Kraton G products New global standard for quality and manufacturing costs Preliminary engineering has begun Exploratory discussions with potential partners Site selection process to begin shortly New Kraton Manufacturing Plant (Under Evaluation for 2009)

Our New Logo and the 6-Color Scheme